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                                                                      EXHIBIT 23

                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-64310) of Watson General Corporation and in the related Prospectus of our report dated September 19, 1997, with respect to the consolidated financial statements of Watson General Corporation included in this Annual Report (Form 10-KSB) for the nine months ended June 30, 1997.

                                                /s/Ernst & Young LLP


Orange County, California
September 25, 1997